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                                                                   EXHIBIT 99.1



                           THE CHUCK YEAGER BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                         Year Ended December 31, 1996









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                          Independent Auditors' Report




To the Board of Trustees
Income Opportunity Realty Investors, Inc.

We have audited the accompanying statement of revenues and direct operating expenses of The Chuck Yeager Building for the year ended December 31, 1996. This statement of revenues and direct operating expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement of revenues and direct operating expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of revenues and direct operating expenses presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement is prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K of Income Opportunity Realty Investors, Inc.) and, as described in Note 1, is not intended to be a complete presentation of the results of operations.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of The Chuck Yeager Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                           FARMER, FUQUA, HUNT & MUNSELLE, P.C.


Dallas, Texas
April 17, 1997



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                           THE CHUCK YEAGER BUILDING

                             STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                          Year Ended December 31, 1996



REVENUES
         Net rental revenues                                            $767,670
         Other revenues                                                  110,995
                                                                        --------

                  Total revenues                                         878,665

OPERATING EXPENSES
         Property taxes                                                   47,644
         Repairs and maintenance                                          44,097
         Utilities                                                        10,145
         Salaries and benefits                                             8,688
         Insurance                                                         7,996
                                                                        --------

                  Total direct operating expenses                        118,570

REVENUES IN EXCESS OF DIRECT OPERATING EXPENSES                         $760,095
                                                                        ========

        The accompanying notes are an integral part of this statement.



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                           THE CHUCK YEAGER BUILDING

                         NOTES TO STATEMENT OF REVENUES
                         AND DIRECT OPERATING EXPENSES
                               December 31, 1996

NOTE 1:   ORGANIZATION AND BASIS OF PRESENTATION

          The Chuck Yeager Building is a 60,060 square foot office building, located in Chantilly, Virginia. During 1996, the property was owned by Orange Nassau Property Services.

          The accompanying financial statement does not include a provision for depreciation and amortization, bad debt expense, interest expense or income taxes. Accordingly, this statement is not intended to be a complete presentation of the results of operations.

NOTE 2:   ACCOUNTING ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3:   OTHER REVENUES

          Other revenues consist of the following:

          Common area maintenance charges         $ 82,709
          Real estate tax reimbursement             24,336
          Late fees and interest                     3,950
                                                  --------

                     Total                        $110,995
                                                  ========

NOTE 4:   SUBSEQUENT EVENT

          The property was sold to Income Opportunity Realty Investors, Inc., a Nevada corporation, on January 8, 1997.



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